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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 6, 2006


                        SCANNER TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                   New Mexico
                 (State or Other Jurisdiction of Incorporation)



         000-08149                                           85-0169650
 (Commission File Number)                                  (IRS Employer
                                                        Identification No.)

                       14505 21st Avenue North, Suite 220
                          Minneapolis, Minnesota            55447
               (Address of Principal Executive Offices)   (Zip Code)

                                 (763) 476-8271
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

     On March 6, 2006, the Compensation Committee of the Board of Directors of Scanner Technologies Corporation approved an increase of the annual base salary for David P. Mork, Senior Vice President of the Company, from $156,000 to $180,000. No change was made to the annual base salary for Elwin M. Beaty, the Company's President, Chief Executive Officer and Chief Financial Officer. The 2006 base salaries for the Companies executive officers are set forth on Exhibit
10.1 filed herewith and incorporated herein.

Item 9.01         Financial Statements and Exhibits.

                  (a)      Financial statements:  None.

                  (b)      Pro forma financial information:  None.

                  (c)      Shell company transactions:  None.

                  (c)      Exhibits:

                           10.1     2006 Executive Officer Compensation
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 9, 2006

                             SCANNER TECHNOLOGIES CORPORATION


                             By   /s/ Elwin M. Beaty
                             -------------------------------------------
                                  Elwin M. Beaty
                                  President, Chief Executive Officer and
                                  Chief Financial Officer




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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                            Commission File No.:
March 6, 2006                                                         000-08149


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                          SCANNER COMMUNICATIONS, INC.
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EXHIBIT NO.                ITEM

      10.1                 2006 Executive Officer Compensation